Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS FIRST-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., April 25, 2024 — Robert Half Inc. (NYSE symbol: RHI) today reported revenues and earnings for the first quarter ended March 31, 2024.
For the three months ended March 31, 2024, net income was $64 million, or $0.61 per share, on revenues of $1.476 billion. For the three months ended March 31, 2023, net income was $122 million, or $1.14 per share, on revenues of $1.716 billion.
“Client and candidate caution continues to impact hiring activity and new project starts on a global basis. However, the trend toward stabilization that began in the second half of last year continued into the first quarter of this year,” said M. Keith Waddell, president and chief executive officer at Robert Half. “First-quarter results were largely in line with expectations, and we are encouraged that second-quarter earnings guidance, led by Protiviti, anticipates higher sequential earnings for the first time in seven quarters.
“We’d like to extend our gratitude to our employees across the globe, whose efforts made possible a number of recent prestigious accolades. Robert Half was among an elite few companies — and the only in our industry — to be honored as a Fortune® Most Admired Company™ for 27 consecutive years. We were also recognized as one of Fortune’s 100 Best Companies to Work For®, Forbes America’s Best Large Employers and, just this week, one of Forbes’ Best Employers for Diversity,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number is 888-394-8218 (+1-323-994-2093 outside the United States and Canada). The confirmation code to access the call is 8109583.
A recording of this call will be available for audio replay beginning at approximately 8 p.m. EDT on April 25 and ending after 12 months. To access the replay, visit https://webcasts.com/RobertHalfQ12024. The conference call also will be archived in audio format on the Company’s website at roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm, connecting highly skilled job seekers with rewarding opportunities at great companies. We offer contract talent and permanent placement solutions in the fields of finance and accounting, technology, marketing and creative, legal, and administrative and customer support, and we also provide executive search services. Robert Half is the parent company of Protiviti, a global consulting firm that delivers internal audit, risk, business and technology consulting solutions. In the past 12 months, Robert Half, including Protiviti, has been named Fortune® World’s Most Admired™ and 100 Best Companies to Work For®, as well as a Forbes Best Employer for Diversity.
Robert Half talent solutions and consulting operations has operations in over 400 locations worldwide.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the future operating results or financial positions of Robert Half Inc. (the “Company”). Forward-looking statements are not guarantees or promises that goals or targets will be met. These statements may be identified by words such as “anticipate,” “estimate,” “forecast,” “target,” “project,” “plan,” “intend,” “believe,” “expect,” “should,” “could,” “would,” “may,” “might,” “will,” or variations or negatives thereof or by similar or comparable words or phrases. In addition, historical, current, and forward-looking information about the Company’s environmental, social, and governance and compliance programs, including targets or goals, may not be considered material for the Securities and Exchange Commission (“SEC”) reporting purposes and may be based on standards for measuring progress that are still developing, on internal controls, diligence, or processes that are evolving, and on assumptions that are subject to change in the future. Forward-looking statements are estimates only, based on management’s current expectations, currently available information and current strategy, plans, or forecasts, and involve certain known and unknown risks, uncertainties, and assumptions that are difficult to predict and often beyond our control and are inherently uncertain. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of United States of America (“U.S.”) or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the U.S. or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the development, proliferation and adoption of artificial intelligence by the Company and the third parties it serves; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services, on the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its engagement professionals, or for events impacting its engagement professionals on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training, and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of health care or other reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted or the Company could experience a cybersecurity breach; and the possibility that the Company may fail to maintain adequate financial and management controls and, as a result, suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities. Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results.
A summary of additional risks and uncertainties can be found in the Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company's other filings with the U.S. Securities and Exchange Commission.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The Company undertakes no obligation to update information contained in this release, whether as a result of new information, future events, or otherwise, and notwithstanding any historical practice of doing so.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2024	2023
	(Unaudited)

Service revenues	$1,475,937	$1,716,335
Costs of services	913,140	1,026,603

Gross margin	562,797	689,732

Selling, general and administrative expenses	521,595	552,229
Income from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses)	(43,376)	(27,291)
Amortization of intangible assets	304	721
Interest income, net	(6,413)	(4,825)
Income before income taxes	90,687	168,898
Provision for income taxes	26,986	46,893

Net income	$63,701	$122,005

Diluted net income per share	$0.61	$1.14

Weighted average shares:
Basic	103,787	106,420
Diluted	104,399	107,130

ROBERT HALF INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Three Months Ended March 31,
	2024	2023
	(Unaudited)
SERVICE REVENUES INFORMATION
Contract talent solutions
Finance and accounting	$641,970	$777,833
Administrative and customer support	199,932	219,350
Technology	157,970	194,082
Elimination of intersegment revenues (1)	(112,814)	(125,791)
Total contract talent solutions	887,058	1,065,474
Permanent placement talent solutions	124,767	156,737
Protiviti	464,112	494,124
Total service revenues	$1,475,937	$1,716,335
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to the Company’s Protiviti segment in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line.

	Three Months Ended March 31,
	2024		2023
	$	% of Revenue	$	% of Revenue
	(Unaudited)
BUSINESS SEGMENT INCOME INFORMATION:
Contract talent solutions	$50,118	5.6%	$102,146	9.6%
Permanent placement talent solutions	$11,855	9.5%	$23,827	15.2%
Protiviti	$22,605	4.9%	$38,821	7.9%

	March 31,
	2024	2023
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$540,939	$547,729
Accounts receivable, net	$861,450	$1,009,192
Total assets	$2,889,702	$2,912,134
Total current liabilities	$1,179,540	$1,148,310
Total stockholders’ equity	$1,519,245	$1,598,481

	Three Months Ended March 31,
	2024	2023
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$13,004	$12,738
Capitalized cloud computing implementation costs	$8,391	$10,457
Capital expenditures	$11,780	$9,369
Open market repurchases of common stock (shares)	761	484

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expenses; combined segment income; and as adjusted revenue growth rates.
The following measures: adjusted gross margin and adjusted selling, general and administrative expenses, include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest income and amortization of intangible assets. The Company provides combined segment income because it is how management evaluates performance.
As adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Three Months Ended March 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted
	2024	2023	2024	2023	2024	2023	2024	2023
Gross Margin
Contract talent solutions	$350,570	$423,625	$350,570	$423,625	39.5%	39.8%	39.5%	39.8%
Permanent placement talent solutions	124,548	156,395	124,548	156,395	99.8%	99.8%	99.8%	99.8%
Total talent solutions	475,118	580,020	475,118	580,020	47.0%	47.5%	47.0%	47.5%
Protiviti	87,679	109,712	96,036	114,484	18.9%	22.2%	20.7%	23.2%
Total	$562,797	$689,732	$571,154	$694,504	38.1%	40.2%	38.7%	40.5%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024										Three Months Ended March 31, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$350,570	39.5%	$124,548	99.8%	$475,118	47.0%	$87,679	18.9%	$562,797	38.1%	$423,625	39.8%	$156,395	99.8%	$580,020	47.5%	$109,712	22.2%	$689,732	40.2%
Adjustments (1)	—	—	—	—	—	—	8,357	1.8%	8,357	0.6%	—	—	—	—	—	—	4,772	1.0%	4,772	0.3%
As Adjusted	$350,570	39.5%	$124,548	99.8%	$475,118	47.0%	$96,036	20.7%	$571,154	38.7%	$423,625	39.8%	$156,395	99.8%	$580,020	47.5%	$114,484	23.2%	$694,504	40.5%

(1)Changes in the Company’s employee deferred compensation plan obligations related to Protiviti operations are included in costs of services, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Three Months Ended March 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted
	2024	2023	2024	2023	2024	2023	2024	2023
Selling, General and Administrative Expenses
Contract talent solutions	$331,588	$341,722	$300,452	$321,479	37.4%	32.1%	33.9%	30.2%
Permanent placement talent solutions	116,576	134,844	112,693	132,568	93.4%	86.0%	90.3%	84.6%
Total talent solutions	448,164	476,566	413,145	454,047	44.3%	39.0%	40.8%	37.1%
Protiviti	73,431	75,663	73,431	75,663	15.8%	15.3%	15.8%	15.3%
Total	$521,595	$552,229	$486,576	$529,710	35.3%	32.2%	33.0%	30.9%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024										Three Months Ended March 31, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$331,588	37.4%	$116,576	93.4%	$448,164	44.3%	$73,431	15.8%	$521,595	35.3%	$341,722	32.1%	$134,844	86.0%	$476,566	39.0%	$75,663	15.3%	$552,229	32.2%
Adjustments (1)	(31,136)	(3.5%)	(3,883)	(3.1%)	(35,019)	(3.5%)	—	—	(35,019)	(2.3%)	(20,243)	(1.9%)	(2,276)	(1.4%)	(22,519)	(1.9%)	—	—	(22,519)	(1.3%)
As Adjusted	$300,452	33.9%	$112,693	90.3%	$413,145	40.8%	$73,431	15.8%	$486,576	33.0%	$321,479	30.2%	$132,568	84.6%	$454,047	37.1%	$75,663	15.3%	$529,710	30.9%

(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME (UNAUDITED):
(in thousands)

The following tables provide reconciliations of the non-GAAP combined segment income to reported income before income taxes for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31,
	2024		2023
	$	% of Revenue	$	% of Revenue
Income before income taxes	$90,687	6.1%	$168,898	9.8%
Interest income, net	(6,413)	(0.4%)	(4,825)	(0.2%)
Amortization of intangible assets	304	0.0%	721	0.0%
Combined segment income	$84,578	5.7%	$164,794	9.6%

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2022		2023			2024	2022		2023			2024
	Q4	Q1	Q2	Q3	Q4	Q1	Q4	Q1	Q2	Q3	Q4	Q1
Global
Finance and accounting	-0.1	-3.0	-11.0	-16.0	-17.2	-17.5	2.9	-3.1	-10.8	-15.2	-17.8	-17.0
Administrative and customer support	-21.2	-23.0	-23.0	-21.5	-18.7	-8.9	-18.8	-23.2	-23.0	-21.2	-19.4	-8.3
Technology	-2.1	-9.0	-16.7	-21.3	-21.7	-18.6	0.5	-9.3	-16.2	-20.0	-21.8	-17.8
Elimination of intersegment revenues (1)	-14.5	-12.8	-16.5	-24.2	-26.6	-10.3	-11.5	-12.7	-16.5	-23.8	-27.2	-9.9
Total contract talent solutions	-4.0	-7.8	-14.3	-17.3	-17.2	-16.7	-1.2	-8.0	-14.0	-16.4	-17.7	-16.2
Permanent placement talent solutions	-1.4	-16.1	-25.4	-23.3	-22.0	-20.4	2.4	-15.8	-25.0	-22.5	-22.6	-19.8
Total talent solutions	-3.7	-9.0	-15.9	-18.1	-17.8	-17.2	-0.8	-9.1	-15.6	-17.3	-18.3	-16.7
Protiviti	0.8	4.6	-1.2	-6.0	-7.1	-6.1	4.0	4.4	-1.0	-4.9	-7.5	-5.4
Total	-2.4	-5.4	-12.0	-14.7	-14.7	-14.0	0.6	-5.6	-11.7	-13.8	-15.2	-13.4

United States
Contract talent solutions	-3.4	-8.6	-16.0	-20.7	-20.5	-19.1	-2.9	-9.9	-15.9	-19.2	-20.3	-18.6
Permanent placement talent solutions	1.4	-16.9	-26.2	-26.9	-22.6	-19.3	1.9	-18.1	-26.1	-25.5	-22.5	-18.7
Total talent solutions	-2.9	-9.7	-17.4	-21.5	-20.7	-19.1	-2.4	-11.0	-17.2	-20.0	-20.6	-18.6
Protiviti	3.6	7.5	-2.4	-7.4	-7.3	-4.8	4.1	5.9	-2.3	-5.6	-7.2	-4.2
Total	-1.1	-5.2	-13.3	-17.5	-16.8	-14.9	-0.6	-6.6	-13.2	-15.9	-16.7	-14.3

International
Contract talent solutions	-6.3	-4.7	-7.6	-3.1	-4.4	-8.4	5.3	-1.2	-6.2	-4.9	-7.5	-7.5
Permanent placement talent solutions	-7.5	-14.0	-23.4	-13.0	-20.6	-23.2	4.3	-10.5	-21.9	-14.2	-22.8	-22.1
Total talent solutions	-6.5	-6.4	-10.6	-4.8	-7.2	-10.8	5.2	-2.9	-9.2	-6.6	-10.1	-9.9
Protiviti	-9.2	-5.7	3.3	0.3	-6.1	-11.3	3.7	-1.5	4.2	-1.5	-8.9	-10.1
Total	-7.3	-6.2	-7.0	-3.5	-6.9	-10.9	4.8	-2.5	-5.8	-5.3	-9.8	-10.0
(1)Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Finance and accounting
As Reported	-0.1	-3.0	-11.0	-16.0	-17.2	-17.5
Billing Days Impact	0.8	-1.3	0.1	1.6	0.1	0.7
Currency Impact	2.2	1.2	0.1	-0.8	-0.7	-0.2
As Adjusted	2.9	-3.1	-10.8	-15.2	-17.8	-17.0

Administrative and customer support
As Reported	-21.2	-23.0	-23.0	-21.5	-18.7	-8.9
Billing Days Impact	0.7	-1.1	0.1	1.4	0.2	0.8
Currency Impact	1.7	0.9	-0.1	-1.1	-0.9	-0.2
As Adjusted	-18.8	-23.2	-23.0	-21.2	-19.4	-8.3

Technology
As Reported	-2.1	-9.0	-16.7	-21.3	-21.7	-18.6
Billing Days Impact	0.9	-1.3	0.1	1.5	0.1	0.7
Currency Impact	1.7	1.0	0.4	-0.2	-0.2	0.1
As Adjusted	0.5	-9.3	-16.2	-20.0	-21.8	-17.8

Elimination of intersegment revenues
As Reported	-14.5	-12.8	-16.5	-24.2	-26.6	-10.3
Billing Days Impact	0.8	-1.3	0.1	1.4	0.1	0.7
Currency Impact	2.2	1.4	-0.1	-1.0	-0.7	-0.3
As Adjusted	-11.5	-12.7	-16.5	-23.8	-27.2	-9.9

Total contract talent solutions
As Reported	-4.0	-7.8	-14.3	-17.3	-17.2	-16.7
Billing Days Impact	0.8	-1.3	0.1	1.6	0.2	0.6
Currency Impact	2.0	1.1	0.2	-0.7	-0.7	-0.1
As Adjusted	-1.2	-8.0	-14.0	-16.4	-17.7	-16.2

Permanent placement talent solutions
As Reported	-1.4	-16.1	-25.4	-23.3	-22.0	-20.4
Billing Days Impact	0.8	-1.1	0.1	1.5	0.1	0.7
Currency Impact	3.0	1.4	0.3	-0.7	-0.7	-0.1
As Adjusted	2.4	-15.8	-25.0	-22.5	-22.6	-19.8

Total talent solutions
As Reported	-3.7	-9.0	-15.9	-18.1	-17.8	-17.2
Billing Days Impact	0.8	-1.2	0.1	1.5	0.2	0.6
Currency Impact	2.1	1.1	0.2	-0.7	-0.7	-0.1
As Adjusted	-0.8	-9.1	-15.6	-17.3	-18.3	-16.7

Protiviti
As Reported	0.8	4.6	-1.2	-6.0	-7.1	-6.1
Billing Days Impact	0.8	-1.5	0.2	1.8	0.2	0.7
Currency Impact	2.4	1.3	0.0	-0.7	-0.6	0.0
As Adjusted	4.0	4.4	-1.0	-4.9	-7.5	-5.4

Total
As Reported	-2.4	-5.4	-12.0	-14.7	-14.7	-14.0
Billing Days Impact	0.8	-1.4	0.2	1.6	0.1	0.7
Currency Impact	2.2	1.2	0.1	-0.7	-0.6	-0.1
As Adjusted	0.6	-5.6	-11.7	-13.8	-15.2	-13.4

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Contract talent solutions
As Reported	-3.4	-8.6	-16.0	-20.7	-20.5	-19.1
Billing Days Impact	0.5	-1.3	0.1	1.5	0.2	0.5
Currency Impact	―	―	―	―	―	―
As Adjusted	-2.9	-9.9	-15.9	-19.2	-20.3	-18.6

Permanent placement talent solutions
As Reported	1.4	-16.9	-26.2	-26.9	-22.6	-19.3
Billing Days Impact	0.5	-1.2	0.1	1.4	0.1	0.6
Currency Impact	―	―	―	―	―	―
As Adjusted	1.9	-18.1	-26.1	-25.5	-22.5	-18.7

Total talent solutions
As Reported	-2.9	-9.7	-17.4	-21.5	-20.7	-19.1
Billing Days Impact	0.5	-1.3	0.2	1.5	0.1	0.5
Currency Impact	―	―	―	―	―	―
As Adjusted	-2.4	-11.0	-17.2	-20.0	-20.6	-18.6

Protiviti
As Reported	3.6	7.5	-2.4	-7.4	-7.3	-4.8
Billing Days Impact	0.5	-1.6	0.1	1.8	0.1	0.6
Currency Impact	―	―	―	―	―	―
As Adjusted	4.1	5.9	-2.3	-5.6	-7.2	-4.2

Total
As Reported	-1.1	-5.2	-13.3	-17.5	-16.8	-14.9
Billing Days Impact	0.5	-1.4	0.1	1.6	0.1	0.6
Currency Impact	―	―	―	―	―	―
As Adjusted	-0.6	-6.6	-13.2	-15.9	-16.7	-14.3

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Contract talent solutions
As Reported	-6.3	-4.7	-7.6	-3.1	-4.4	-8.4
Billing Days Impact	2.1	-1.7	0.6	1.8	0.1	1.5
Currency Impact	9.5	5.2	0.8	-3.6	-3.2	-0.6
As Adjusted	5.3	-1.2	-6.2	-4.9	-7.5	-7.5

Permanent placement talent solutions
As Reported	-7.5	-14.0	-23.4	-13.0	-20.6	-23.2
Billing Days Impact	2.2	-1.6	0.5	1.6	0.1	1.3
Currency Impact	9.6	5.1	1.0	-2.8	-2.3	-0.2
As Adjusted	4.3	-10.5	-21.9	-14.2	-22.8	-22.1

Total talent solutions
As Reported	-6.5	-6.4	-10.6	-4.8	-7.2	-10.8
Billing Days Impact	2.2	-1.7	0.6	1.7	0.2	1.4
Currency Impact	9.5	5.2	0.8	-3.5	-3.1	-0.5
As Adjusted	5.2	-2.9	-9.2	-6.6	-10.1	-9.9

Protiviti
As Reported	-9.2	-5.7	3.3	0.3	-6.1	-11.3
Billing Days Impact	2.1	-1.7	0.7	1.8	0.2	1.4
Currency Impact	10.8	5.9	0.2	-3.6	-3.0	-0.2
As Adjusted	3.7	-1.5	4.2	-1.5	-8.9	-10.1

Total
As Reported	-7.3	-6.2	-7.0	-3.5	-6.9	-10.9
Billing Days Impact	2.2	-1.7	0.5	1.7	0.1	1.3
Currency Impact	9.9	5.4	0.7	-3.5	-3.0	-0.4
As Adjusted	4.8	-2.5	-5.8	-5.3	-9.8	-10.0